OPPENHEIMER HOLDINGS INC. First Quarter 2020 Investor Update

SAFE HARBOR STATEMENT This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. (the “company”) may contain “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward‐looking statements. Forward‐looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward‐looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding‐looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10‐K for the year ended December 31, 2019 filed with the SEC on March 2, 2020 (the “2019 10‐K”). In addition, important factors that could cause actual results to differ materially from those in the forward‐looking statements include those factors discussed in Part I, “Item 2. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward‐ Looking Statements’” and Part II, “Item IA. Risk Factors” of our Quarterly Report on Form 10‐Q for the quarter ended March 31, 2020 filed with the SEC on May 1, 2020 (“2020 10‐Q1”). Any forward‐looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2019 10‐K, the 2020 10‐Q1 and the company’s other SEC filings. There can be no assurance that the companyhascorrectlyorcompletelyidentifiedandassessedallofthe factors affecting the company’s business. Therefore, you should not rely on any of these forward‐looking statements. Any forward‐looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward‐looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

BUSINESS OVERVIEW Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. Oppenheimer Snapshot (as of 3/31/20) $1.02 billion $49.6 million Revenue for TTM 3-31-20 Net Income for TTM 3-31-20 Listed NYSE Ticker: OPY Shareholders’ Equity ($M): $587.0 Market Cap ($M): $256.6 Book Value per Share: $46.16 Tangible Book Value per Share: $32.79 Share Price: $19.76 Employees: 2,946 #of Financial Advisors: 1,029 Europe Middle East Asia Be ijing Shanghai Hong Kong Retail Branches in the US: 93 Client Assets under Administration ($B): $79.1 . London, UK . Tel Aviv, Israel . Hong Kong, . Geneva, China Switzerland Assets Under Management ($B): $28.0 . St. Helier, Isle of Jersey . Frankfurt, Germany 3

SUMMARY OPERATING RESULTS: 1Q-20 (UNAUDITED)

OPPENHEIMER

($000's)	For the 3-Months Ended		
REVENUE	**3-31-20**	**3-31-19**	**% Change**
Commissions	$ 103,249	$ 79,409	23.1%
Advisory fees	86,164	73,647	14.5%
Investment banking	25,728	28,043	-9.0%
Bank deposit sweep income	18,826	33,968	-80.4%
Interest	10,890	12,727	-16.9%
Principal transactions, net	(868)	11,438	*
Other	(9,219)	12,538	*
Total Revenue	234,770	251,770	-7.2%
EXPENSES			
Compensation and related expenses	157,676	160,355	-1.7%
Non-Compensation related expenses	66,871	75,363	-12.7%
Total Expenses	224,547	235,718	-5.0%
Pre-tax Income	10,223	16,052	-57.0%
Net income	$ 7,818	$ 11,194	-43.2%
Basic net income per share	$0.61	$0.86	-41.0%
Diluted net income per share	$0.58	$0.81	-39.7%

Highlights

- Commissions higher due to clients repositioning their portfolios during market volatility related to COVID-19 pandemic
- Advisory fees higher based on record client assets under management at year-end 2019
- Lower short-term interest rates negatively impacted bank deposit sweep income
- Small trading losses due primarily to widening spreads in non-investment grade bonds and the dislocation in the municipal credit markets
- Other revenue decreased primarily due to decreases in value of assets supporting company-owned life insurance policies used to hedge deferred compensation obligations
- Compensation as a percentage of revenue was 67.2% in 1Q-20 compared to 63.7% in 1Q-19

* Percentage not meaningful.

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COVID-19 PANDEMIC COVID‐19 PANDEMIC: . COVID‐19 quickly spread in the U.S. with cases reaching more than one million and more than 60,000 deaths (Apr 30th) . States enforced regulatory mandates such as closures of non‐essential businesses, "shelter‐in place", school closures, and social distancing . New York hit particularly hard with over 300,000 cases (Apr 30th) FINANCIAL AND ECONOMIC IMPACT: . Widespread fall‐out as market volatility increased, credit quality deteriorated, liquidity concerns mounted, unemployment quickly ramped up, and supply and demand issues heightened . S&P 500 down almost 34% from its all‐time high of 3386 on February 19, 2020 to March low point . Federal Reserve cut short‐term interest rates by a total of 150bps along with a $700 billion quantitative easing program . The effective fed funds rate stood at 8bps on March 31, 2020 with a target range of 0bps to 25bps . Bond market experienced a flight to safety as COVID‐19 impact concerns caused declines in investment grade, high‐yield corporate, municipals, and emerging markets debt . Global oversupply of oil put pressure on oil prices which ended the quarter at $20.28 a barrel . U.S. 10‐Year Treasury bond yields dropped to a historical intraday‐low of .32% during March IMPACT ON OPPENHEIMER 1Q‐20 RESULTS: . Commission revenue ended the period up substantially (30%) due to transaction‐based commissions on both the retail and institutional sides as clients repositioned their portfolios . Asset management fees were up 17% during the 1Q‐20 due to record high asset values of client portfolios as of year‐end 2019 . Largestimpactonresultsforthe1Q‐20 was the decrease in short‐term interest rates, resulting in a decline of bank deposit sweep income of $15.1 million from the 1Q‐19 . Investment banking was down 8% due to COVID‐19 pandemic’s effect on clients’ risk appetite and the resulting cancellation of active mandates . Trading losses of less than $1 million due to firm’s strong risk management amid reduced trading exposures . Government‐mandated shutdowns remain a major concern going into the second quarter with no certainty of when restrictions will be lifted or when the economy may resume a normal pattern of growth 5

SELECT FINANCIAL MEASURES Net Income ($M) Return on Equity (%) Earnings per Share ($) Shareholders’ Equity 6

WEALTH MANAGEMENT* Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities RETAIL SERVICES ADVISORY SERVICES ALTERNATIVE INVESTMENTS –Full‐Service Brokerage – Investment Policy Design &  –Hedge Funds and Fund‐of‐Funds – Private Equity –Financial Planning, Retirement Services,  Implementation – Private Market Opportunity (Qualified  Corporate & Executive Services, and  – Asset Allocation & Portfolio Construction Investors only) recently launched to source  Trust Services – Research, Diligence & Manager Selection investments across the private markets  –Margin & Securities Lending –Portfolio Monitoring & Reporting continuum  Wealth Management Revenue ($M) Pre-Tax Income ($M) and Pre-Tax Margin (%) Key Business Metrics 1,029 $79.1B $28.0B $1.3B Financial Advisors Assets under  Assets under  Net Positive Client  Administration Management Asset Inflows At 3/31/20 At 3/31/20 At 3/31/20 1Q‐20 *    Wealth Management includes both Private Client and Asset Management business segments. 7

CAPITAL MARKETS A leading capital markets business providing sophisticated investment banking, research and trading solutions INSTITUTIONAL EQUITIES INVESTMENT BANKING FIXED INCOME –Sales and Trading –Mergers & Acquisitions – Taxable Fixed Income – Equity Research – Equity Capital Markets –Non‐Taxable Fixed Income • ˜40 senior research analysts covering  –Debt Capital Markets – Public Finance 600+ companies  – Restructuring & Special Situations –Corporate Access (Conferences & NDRs) Capital Markets Revenue ($M) Capital Markets Revenue Breakdown 2019 $295.4M Investment Banking Focus Industries Healthcare Technology Consumer  Transportation &  Finance & Real  Energy & Retail Logistics Estate 8

SELECT 1Q-20 INVESTMENT BANKING TRANSACTIONS $225,000,000 $126,240,000 $75,000,000 $82,250,000 Healthcare Transportation & Logistics Healthcare Healthcare Confidentially Marketed Public  Mergers & Acquisitions Follow‐On Follow‐On Offering Exclusive Financial Advisor Co‐Manager Co‐Manager Co‐Manager March 2020 March 2020 March 2020 February 2020 $500,000,000 $46,000,000 $2,250,000,000 $100,000,000 Healthcare Healthcare Financial Institutions Debt Capital Markets Confidentially Marketed Public  Follow‐On IPO Senior Secure Notes Offering Co‐Manager Co‐Lead Manager Sole Book‐Runner and Manager Lead Manager February 2020 February 2020 January 2020 January 2020 9

CAPITAL STRUCTURE Conservative risk profile with strong balance sheet Liquidity & Capital As of March 31, 2020 ($ in thousands) . The Company bought back a total of 409,504 shares for  $8.4 million (average price of $20.60 per share) during the  Total Assets: $2,139,633 1Q‐20 . The Company’s level 3 assets were $nil at March 31, 2020  Shareholders’ Equity: $586,730 (compared with $21.8 million at March 31, 2019) Long‐Term Debt: $148,600 . Regulatory Net Capital and Excess Net Capital at record  Total Capitalization: $735,330 levels . During the 1Q‐20, the Company redeemed a total of $1.4  million of its Senior Secured Notes Debt to Equity Ratio: 25.3% Book & Tangible Book Value per Share ($) Gross Leverage Ratio(1):3.6x Broker‐Dealer Regulatory Capital ($ in thousands) Regulatory Net Capital:                                              $250,900 Regulatory Excess Net Capital:                                  $224,100 (1) Total Assets divided by Total Shareholders’ Equity. 10

HISTORICAL FINANCIAL RATIOS Consolidated Adjusted EBITDA ($M) Long-Term Debt to Consolidated Adjusted EBITDA (x) 1.8x* Consolidated Adjusted EBITDA Margin (%) Interest Coverage (x) 6.3x 11

For more information contact Investor Relations at info@opco.com